Exhibit 99.1
Investor & Analyst Day October 13, 2011

Agenda Welcome Phil De Sousa, IRO 1:30 pm Introduction to Xylem Gretchen McClain, CEO & President 1:45 pm Financial Review Michael Speetzen, CFO 2:30 pm Break Product Displays 3:00 pm Application Leadership Gretchen McClain 3:15 pm Transport & Treatment Michael Kuchenbrod, President Water Solutions Test Chris McIntire, President Analytics Building Services Ken Napolitano, President Residential & Commercial Water Industrial Water & Irrigation Bob Wolpert, President Flow Control Closing Remarks / Q&A Gretchen McClain / All 4:30 pm Meeting End 5:00 pm 2

Forward Looking Statements 3 The Company undertakes no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise. Economic, political and social conditions in the countries in which we conduct our businesses; Changes in U.S. or International government budgets; Decline in consumer spending; Sales and revenues mix and pricing levels; Availability of adequate labor, commodities, supplies and raw materials; Interest and foreign currency exchange rate fluctuations and changes in local government regulations; Competition, industry capacity & production rates; Ability of third parties, including our commercial partners, counterparties, financial institutions and insurers, to comply with their commitments to us; Our ability to borrow or to refinance our existing indebtedness and availability of liquidity sufficient to meet our needs; Changes in the value of goodwill or intangible assets; Our ability to achieve stated synergies or cost savings from acquisitions or divestitures; The number of personal injury claims filed against the Company or the degree of liability; Our ability to effect restructuring and cost reduction programs and realize savings from such actions; Government regulations and compliance therewith, including Dodd-Frank legislation; Changes in technology; Intellectual property matters; Governmental investigations; Potential future employee benefit plan contributions and other employment and pension matters; Contingencies related to actual or alleged environmental contamination, claims and concerns; Changes in generally accepted accounting principles; and Other factors set forth in our Registration Statement on Form 10 and our other filings with the Securities and Exchange Commission. In addition, there are risks and uncertainties relating to the separation, including whether those transactions will result in any tax liability, the operational and financial profile of the Company or any of its businesses after giving effect to the separation, and the ability of the Company to operate as an independent entity. Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995 (the "Act"): Certain material presented herein includes forward- looking statements intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements about the separation of Xylem Inc. (the "Company") from ITT Corporation, the terms and the effect of the separation, the nature and impact of such a separation, capitalization of the Company, future strategic plans and other statements that describe the Company's business strategy, outlook, objectives, plans, intentions or goals, and any discussion of future operating or financial performance. Whenever used, words such as "anticipate," "estimate," "expect," "project," "intend," "plan," "believe," "target" and other terms of similar meaning are intended to identify such forward-looking statements. Forward-looking statements are uncertain and to some extent unpredictable, and involve known and unknown risks, uncertainties and other important factors that could cause actual results to differ materially from those expressed or implied in, or reasonably inferred from, such forward-looking statements. Factors that could cause results to differ materially from those anticipated include, but are not limited to:

Introduction to Xylem Gretchen McClain, CEO & President

Overview 5 ~$3.8B Company Uniquely Positioned... in the attractive water industry Leading Brands and Technologies... in a water-focused portfolio Diverse Customer Base... across industries and geographies World-Class Distribution Channels... reaching 150+ countries Large Installed Base... driving recurring aftermarket revenues Operational and Commercial Excellence... performance track record Strong Growth Opportunities... organic and external growth expertise Ability to Deliver Strong & Consistent Financial Performance

Global Water Industry: $500B 6 Building Services 10% of Use Industrial Water 20% of Use Irrigation 70% of Use Applied Water Water Treatment Water Transport Water Sources Wastewater Treatment Wastewater Transport Water Infrastructure Test Test Depleting Water Supply Tightening Regulation Aging Infrastructure Population Growth Urbanization Sustainability Energy Efficiency Drivers Drivers Water Transport Water Transport A Fundamental Need...Favorable Conditions for XYL

$500B Global Water Industry: Value Chain View


Water Infrastructure
Applied Water
Public Utility
~250,000 Utilities Globally
~5%-10% EBIT Margin
Design & Build
~8,000 EPC Firms Globally
~2%-5% EBIT Margin
Equipment & Services
~20,000 Companies Globally
~5%-20+% EBIT Margin
End Use Applications
Farms, Power Plants, Homes
$280B
$220B

- Fragmented industry
- Installed base important
- Customers rely on expertise

Source: GWI, Company Estimates

XYL Focused on Sweet Spots in Equipment & Services

7

xylem Let's Solve Water

Equipment & Services: $280B...Growing 3-5% 8 Xylem Focus Predominately Commodity-like Equipment & Service Pipes, valves, fittings and low value pumps Low-value services Low or no differentiation Generally either capital or labor intensive Generally single-digit margins... some pockets of higher profitability Technology Intensive Higher value equipment Energy efficiency, perform in harsh conditions, high reliability Knowledge-based services Analytics, energy audits Differentiated solutions ~10-20%+ margins $250B $30B XYL has Strong Positions in Most Attractive Segments

Xylem Serves Diverse Growing Markets 9 ? Europe 39% ? US 35% ? Asia Pac 11% ? Other 15% End Market Mix* Geographical Mix* Mkt Growth Rates '10 -'15 Developed 1 - 3% Emerging 8 - 10+% Global 3 - 5% ? Public Utility 40% ? Industrial 35% ? Commercial 13% ? Residential 9% ? Agricultural 3% Global Markets... Attractive Growth Rates Xylem Emerging Market Revenue = 18% in 2010 *2010 Revenues

Balanced End Markets …

End Market	% of Xylem Revenues*	Cycle	Fundamentals
Public Utility	40%	Non-Cyclical	• Tariffs protected & growing • ~70% for maintenance capital • Strong aftermarket & replacement
Industrial	35%	Less Cyclical/ Late Cycle	• Products critical to operations • Strong aftermarket & replacement
Commercial	13%	Late Cycle	• Strong replacement • Green regulation
Residential	9%	Early Cycle	• Strong replacement • Energy efficiency
Agriculture	3%	Mid Cycle	• Growing demand

*2010 Revenues

… With Strong Fundamentals

10

xylem Let's Solve Water

A Global Leader... 11 .... With All the Tools Necessary to Continue Robust Growth

Industry Leading Positions 12 Transport & Treatment Applications Test Applications Building Services Applications Industrial Applications Irrigation Applications #1 #2 #2 #2 #3 Revenue by Application* ? Transport 44% ? Building Services 22% ? Industrial Water 15% ? Treatment 12% ? Test 4% ? Irrigation 3% Strong Presence Across the Board *2010 Revenues

How Does Xylem Create Value? 13 Unique Global Assets High Performing Culture + In-Depth Customer Knowledge + Premium application solutions company solving our customers' most challenging water problems

Unique Global Assets... 14 Leading Brands Diverse Product Portfolio World-Class Distribution Channels Diverse Customer Base Robust Aftermarket Opportunities Key Partnerships .... Provide Unrivaled Advantage High Performing Culture Unique Global Assets In-Depth Customer Knowledge

Technology Partnerships Industry Relationships Key Partnerships... 15 .... Improve Capital Efficiency and Extend Our Reach High Performing Culture Unique Global Assets In-Depth Customer Knowledge Reduces capital required Expands product offerings Extends distribution Influences regulators Creates demand

Applications Expertise…

Unique Global Assets | High Performing Culture | In-Depth Customer Knowledge

		Water Infrastructure			Applied Water		
	Water as % of Total Revs	Transport	Treatment	Test	Res/Comm'l	Industrial	Irrigation
Xylem	**>90%**	✓	✓	✓	✓	✓	✓
Danaher	~15%		✓	✓			
Franklin	~85%				✓		✓
Grundfos	~85%	✓			✓	✓	✓
KSB	~25%	✓				✓	✓
Pentair	~50%	✓	✓		✓	✓	✓
Siemens	~5%		✓				
Sulzer (ABS)	~50%	✓	✓				
Thermo	~5%			✓			
Wilo	~30%	✓			✓	✓	

Source: Citi Investment Research and Xylem Company Estimates

A Genuine Water Company… With the Broadest Portfolio

16

xylem Let's Solve Water

A High Performing Culture... 17 Strong Leadership Team & Management System Accountability & Execution Excellence Experience... Knowledge... Relentless Drive to Improve High Performing Culture Unique Global Assets In-Depth Customer Knowledge Innovative & Adaptive People

Xylem Management Team 18 Gretchen McClain CEO & President Operational Leaders Mike Kuchenbrod President Water Solutions Chris McIntire President Analytics Ken Napolitano President Residential & Commercial Water Bob Wolpert President Flow Control Functional Leaders Angela Buonocore Chief Communications Officer Robyn Mingle Chief Human Resources Officer Board of Directors Steven Loranger, Chairman Emeritus Curtis J. Crawford, Ph.D. Victoria Harker John Hamre, Ph.D. Sten Jakobsson Ed Ludwig Surya N. Mohapatra, Ph.D. Markos Tambakeras, Chairman Gretchen McClain Colin Sabol Chief Strategy & Growth Officer Frank Jimenez General Counsel & Corporate Secretary Mike Speetzen Chief Financial Officer Powerful Combination of Industry Experience & Innovation High Performing Culture Unique Global Assets In-Depth Customer Knowledge

Management System Leadership Development A Proven Management System 19 Monthly Performance Reviews High Performing Culture Unique Global Assets In-Depth Customer Knowledge Identify, recruit and retain top-tier talent Current talent pool provides for strong jump-off point Focused investment on people development Set Ambitious Goals... Provide Talent, Tools and Processes to Achieve

People Process Initiatives Commercial Excellence 20 Program Established... Significant Opportunities High Performing Culture Unique Global Assets In-Depth Customer Knowledge Competencies & capabilities Right people in right jobs Best practice sharing Built playbook to drive growth Repeatable commercial process Growth Price Value proposition Strategic accounts

Price Example 21 How We Drive Price Sample Analysis Drive change Analysis Leadership priority Dedicated resources Measure results Helping Us Achieve 1-2 Points of Price per Year High Performing Culture Unique Global Assets In-Depth Customer Knowledge

2011 Actions Initiatives Results Operational Excellence 22 Well-Established Programs... Continue to Drive Results High Performing Culture Unique Global Assets In-Depth Customer Knowledge On time delivery and lead time improvement Simplified / increased supply chain penetration Expanded low cost region sourcing Emerging market capability investments Targeted lean transformation initiatives Smart Sourcing Lean/Six Sigma productivity & growth enabling initiatives Footprint rationalization 320 bps expansion Better operating leverage Improved productivity and cash generation

In Depth Customer Knowledge 23 XYL Can Provide Unique Application Solutions High Performing Culture Unique Global Assets In-Depth Customer Knowledge Understand Customer's Value Chain Case Studies We'll Discuss Top Lift Station Adaptive N Pump Flygt Experior UF Membranes Advanced Oxidation Process Energy Efficient Secondary Treatment Water Sensor Networks eSV HVAC High Efficiency Circulators Diaphragm Pumping Solutions

Positioned as the Water Applications Leader 24 Systems Application Solutions Components Issues Are Complex... Few Companies Can Address All Water Scarcity Environmental Protection Infrastructure Needs Population Growth Urbanization Unique Knowledge - Transport, Treatment, Test

Xylem has a Focused Growth Plan 25 Emerging Markets Xylem Growth Platforms Organic Growth Long-term market growth rate 3-5% Developed market growth 1-3% Emerging markets growth 8-10+% Expand the core Geographic expansion Acquisition Strategy Disciplined bolt-on approach Build on existing growth platforms XYL Target Organic Growth ~ 2 ppts Faster Than Markets Aftermarket

Organic Growth Strategy 26 Replicate Leadership Positions Across Global & Local Footprint Innovative Application Solutions Leveraging Leading Brands with Global Water Partners Over 150 Countries Over 4,500 Sales Reps Established Leadership U.S. Europe Focal Areas for Replication Emerging Markets Underpenetrated Developed Markets #1 Treatment #2 Test #1 Transport Leading Positions in Core Applications

Growing Xylem Recurring Revenues

Parts & Service

- 16% of Xylem revenue
- Strong global presence
  - 120+ owned service centers
  - 600+ service employees
  - Extensive channel partner network
- Revenue growth 8.5% CAGR '06-'10 despite economic downturn

Aftermarket Parts & Service Revenues



$M
$370
$382
$396
$433
$512
2006
2007
2008
2009
2010

Replacement Equipment

- Approximately 22% of Xylem revenue
- Installed base drives replacement sales
- Brand loyalty drives like-for-like replacement
- Installed base provides opportunity for upgrades, next generation and services



Aftermarket Growing … Approaching ~40% of Total Revenue

27

Emerging Market Growth Strategy

Opportunities in
China



Market drivers:
- $47B Central Gov't investment in next 5 years
- Westward & 2nd tier city expansion

Xylem focus:
- WW treatment and flood control projects
- Localized and decentralized treatment systems

Opportunities in
India



Market drivers:
- India planning to add 30+ power plants by 2017
- Large irrigation projects to divert rivers

Xylem focus:
- ~$70M in backlog
- New state-of-the-art test and assembly facility

…And
Beyond



Growth Formula:
- Units enter via new sales co. or distributor
- Other business units leverage footprint

Example: Africa
- Mining-based economies – large investments by multinationals … dewatering focus

Xylem Presence in Emerging Markets

- 44 Sales Units Spread Globally
- 2 Localized R&D Centers
- 14 Production Facilities
- Projected Long-Term Revenue Growth 8-10+%

Balanced & Focused Approach to Emerging Markets

28

xylem Let's Solve Water

Analytics & Dewatering Growth Strategy 29 Strong Existing Business in Flygt Dewatering pumps Strategic Focus: Infrastructure projects Mining Emerging markets Emergency response services Attractive & growing market "Smart" technology Strategic focus Expand capabilities Leverage distribution Analytical Instrumentation Step 1 ~$300M of annual revenue A leader in water and wastewater analytics $500M+ of annual revenue A leader in dewatering rental & services Step 3 Step 2 Dewatering Building Leadership Positions in Attractive Spaces

Xylem's Sustainable Infrastructure Initiatives... Field surveys ? by over 50% 25% ? in plant opex from energy savings Environmental Water Quality Networks Energy Efficient Secondary Treatment Measurable Sustainable Benefits Shale Gas Fracking Water Management Trucking costs ? by 70% Contaminant regulation compliance .... Support Our Ability To Continue To Grow Faster Than the Market 30

Xylem Growth Platforms Xylem Acquisition Strategy Future Acquisition Focus Growth Platform Expansion Through Bolt-on Acquisitions 31 Bolt on acquisitions in growth platforms Product gap fillers Channel build-out Targeted deployment of up to $300M / year Strict financial & strategic filters Focused on businesses with high gross margin potential Emerging Markets Aftermarket

Business Performance: Long-Term Targets Top Line Growth Gross margins > 40% Segment margin expansion of 50 - 75 bps / yr Organic growth of 4 - 6% Acquisitions add 1 - 2 points of growth Emerging market revenue >20% of sales Free cash flow at ~100% of net income ROIC in mid to upper teens Earnings Growth Return on Capital Creating Value for Customers, Employees and Shareowners 32

Financial Review Mike Speetzen, CFO

Strong Track Record of Financial Performance 34 Solid financial performance, well-positioned for the future Track record of balancing growth & productivity Well-capitalized ... Solid financial policies in place Industry dynamics support stable and consistent growth Solid pipeline of organic growth opportunities Acquisitions exceeding expectations Invested to fuel organic growth while expanding margins 250 bps ('08-'10) Demonstrated ability to manage through economic downturn and emerge as a stronger, improved business Investment grade credit rating achieved Completed $600M revolving credit facility & $1.2B bond placement at attractive rates

Strong Growth and Solid Margin Expansion 35 Revenues ($M) Operating Income & Margin ($M) Op Margin expands 250 bps Operational & Commercial Excellence Initiatives Price & Productivity more than offset Inflation Includes restructuring costs $41M, $31M, and $15M ('08 - '10) Focused on Profitable Growth (YOY) 2009 2010 Organic -8.8% 3.4% Acquisitions 0.2% 9.2% FX -4.8% -0.2% Total -13.4% 12.4% Revenue Growth EBITDA $384 $356 $489 EBITDA % 11.7% 12.5% 15.3%

Demonstrated Consistent Margin Improvement 36 Gross Margin Up 320 bps...Execution Will Drive Further Expansion Operational & Commercial Excellence Gross Margin Performance Key Focus Areas Expanded low cost region manufacturing & sourcing to ~30% Leveraged procurement scale effectively Simplified supply chain Implemented Lean at 14 key facilities Trained 700+ commercial leaders in price and value Better operating leverage Improved productivity and cash generation '08 '09 '10 LT Target 0.347 0.364 0.379 0 0.4 Leverage progress made in operational efficiency Increased Commercial Excellence focus Leverage investment in high gross margin platforms Leverage installed base and increased aftermarket mix

Operating Margin Walk 37 Operating Margin Expansion of 250 bps...Resilient During Downturn Organic Revenue up 3.4% Organic Revenue down 8.8% Operations: Price 0.7% Volume/Mix -3.9% Cost Improvements 4.1% 2008 - 2009 2009 - 2010 Operations: Price 0.5% Volume/Mix 0.5% Cost Improvements 4.0%

Segment Overview: Water Infrastructure 38 (YOY) 2009 2010 Organic -3.6% 1.5% Acquisitions -% 14.9% FX -5.9% 0.5% Total -9.5% 16.9% Good Market Fundamentals ... Sustainable Business Performance Revenues ($M) Operating Income & Margin ($M) Op Margin expands 220 bps Operating productivity funds incremental strategic investments Includes restructuring costs $17M, $15M, and $12M ('08 - '10) Revenue Growth Water Infrastructure 59% * *2010 Revenues

Segment Overview: Applied Water 39 Actions Taken ... Business Better Positioned (YOY) 2009 2010 Organic -14.9% 5.8% Acq/Div 0.5% 1.3% FX -3.5% -1.3% Total -17.9% 5.8% Applied Water 41% * Revenues ($M) Operating Income & Margin ($M) Op Margin expands 130 bps Lower volume and restructuring expense drive lower margin during downturn Productivity actions drive higher margin despite market softness Includes restructuring costs $18M, $15M, and $3M ('08 - '10) Revenue Growth *2010 Revenues

Strong Cash Flow Generation 40 1 Free Cash Flow = Net cash from operating activities - Capital expenditures Free Cash Flow1 and Conversion ($M) Operating Working Capital as % of Sales 2008 2009 2010 AR 608 599 690 Inv 342 301 389 AP 298 256 309 Working Capital 652 644 770 W/C as % Sales* 21% 22% 22% 2008 2009 2010 Capex 67 62 94 Depreciation 55 51 63 Reinvestment Ratio 1.2 1.2 1.5 Capex Reinvestment Targeting 100% Conversion * (AR+INV-AP) / TTM Sales (adjusted for acquisitions)

2011 1st Half Performance 41 Revenues ($M) Operating Income and Margin ($M) Jun'11 YTD Organic 8.7% Acquisitions 13.3% FX 5.3% Total 27.4% 12.7%* * Ex. $21M of One-Time Separation Costs Good Performance ... Challenging Environment Operations: Price 0.8% Volume/Mix 1.1% Cost Improvements 2.3% Op Margin expands 110 bps* Revenue Growth $237* EBITDA* $211 $310 EBITDA %* 14.4% 16.7% $216

Summary Capital Structure & Liquidity Position 42 Capital Summary ($M) As of June 30, 2011 Strong Liquidity Position Targeted cash position of $200M at 10/31/11 Placed $1.2B debt 5yr $600M at 3.55% 10yr $600M at 4.875% 4 yr $600M revolving credit facility Access to commercial paper market anticipated Strong cash generation Healthy Balance Sheet...Strong Cash Flow...Gives Us Flexibility *Includes assumed debt of $310M incurred in connection with the YSI acquisition

Financial Policies 43 Targeted Metrics Maintain solid investment grade rating Leverage position consistent with investment grade metrics Free Cash Flow (Operating Cash Flow less Capex) conversion target of 100% Dividend Policy Initial dividend targeted in the peer range; Subject to Board vote Q4 '11 dividend expected to be approximately $0.10 Foreign Exchange Management Active netting of exposure Appropriate use of forwards to manage net exposure Commodity Price Management Primary risk mitigation: supplier diversification, fixed price contracts and low-cost region sourcing Liquidity and Cash Management Access to revolver and commercial paper for short-term liquidity needs Targeted working capital improvements Acquisitions Bolt on and close to core - targeted range of up to $300M per year Strategic and financial filters, e.g. High gross margin; ROI > Risk Adjusted Cost of Capital Established & Disciplined Policies

Capital Deployment 44 2.5% - 3.5% of sales Dividend in line with peers Up to $300M / year Capital Deployment Strategy Balance of organic & inorganic investment Return value to shareholders Maintain solid investment grade metrics Debt & pension Organic Growth World Class Facilities Cash return to shareholders Cash to meet key obligations Inorganic investment to fuel growth Capital Deployment Evaluation Fold targeted performance into Operating plans Quarterly / Annual investment review Ensure targeted returns achieved Disciplined Capital Deployment Strategy

Update on Separation Costs 45 Actively Managing Recurring Costs One-Time $25-$35M Incremental to 2010 Cost Base Public Company "stand-up" IT Infrastructure Timing of impact: $5-10M beginning in 2011 Balance expected in 2012 ~80 bps impact on operating margin Estimated one-time costs: Professional services Key employee retention IT infrastructure Branding $21M incurred through June '11 Balance Pre-Spin: TBD Post Spin costs: $20 - $30M

Financial Projections 46 Market growth of 3-5%...4-6% Xylem targeted growth Acquisition strategy adds 1-2 % points of growth Xylem is poised to achieve our long-term financial objectives Revenue Growth Rates Based on 2011 Range of $3.7B to $3.8B Operational & Commercial excellence expand margins 50-75 bps per year Continued cash management discipline to achieve cash coversion of ~100% Capital deployment strategy to drive ROIC: to mid-to-upper teens Long-term effective tax rate 25% to 28% 2010 5 Year Target Revenues $3.2B $4.5B to $5.0B Operating Margin 12.1% ~14.5% to ~15.5% Free Cash Flow Conversion 91.5% 100% ROIC 13% Mid-to-Upper Teens

Water Application Leadership Gretchen McClain, CEO & President

Participating in the Global Water Industry... 48 Applied Water Water Treatment Water Transport Water Sources Wastewater Treatment Wastewater Transport Water Infrastructure Test Test Water Transport Water Transport .... Through Two Industry-Aligned Segments

Water Infrastructure Overview 49 Market Size: $16B 2010 Revenues: $1.9B 2010 Op Margin: 14% Revenue by Application Applications: Transport, Treatment and Test Customers: Public Utilities and Industrial Facilities Distribution: World-Class Global Direct & Indirect Channels Strong Aftermarket & Replacement Contributions Transport 74% Treatment 20% Test 6% Water Infrastructure 59% * Revenues ($M) & Operating Margin % 12.1% 13.7% 14.3% Unique Position -- Only Provider of All Three "T's" *2010 Revenues

The Public Utility Market …

- 40% of Xylem Revenues related to Public Utility spending – in 2010:
  - ~$900M for Maintenance Capital
  - ~$400M for New Projects
- Public Utility spending grows long term
  - U.S.: 6+% CAGR 1965 – 2010
  - Europe similar to U.S.
  - Asia Pacific growing faster
- Funding of expenditures secure
  - ~80% funded by tariffs
    - Tariffs growing 8%/yr in U.S.
    - European Tariffs typically higher than U.S.
  - Funds typically can not be used for other purposes


U.S. Water and Sewer Construction Spending - $M
45000
40000
35000
30000
25000
20000
15000
10000
5000
0
1965
1967
1969
1971
1973
1975
1977
1979
1981
1983
1985
1987
1989
1991
1993
1995
1997
1999
2001
2003
2005
2007
2009
• 6+% CAGR 1965 – 2010
• Only 2 years ('69, '83) saw >10% drop
• 10% drop reduces Total XYL Revs. by ~(1-2) ppts

Source: U.S. Census Bureau

Strong Long-term Fundamentals…Xylem Provides Mission Critical Solutions

50

xylem Let's Solve Water

Transport Michael Kuchenbrod

Transport Overview 52 Water Dewatering Wastewater Revenue by Application World's Largest Wastewater Pump Provider ... Large Installed Base World's Largest Dewatering Pumps & Services Company Global Application Specialists Dedicated Aftermarket & Service support team Strong global sales organization Industry Leading Positions in Profitable Pump Applications Market Size: $11B Market Growth: ^ Low Single Digits 2010 Xylem Revenues: $1,436M

Wastewater Water Dewatering Transport Portfolio 53 35% 8% 57% Products Submersible Pumps Dry Installed Pumps Prefabricated Pump Stations Sludge Pumps Monitoring & Controls Customers EPC's Private & Public Utilities Industrial Facilities Products Submersible Pumps Prefabricated Pump Stations Monitoring & Controls Customers EPC's Private & Public Utilities Industrial Facilities Water Parks Installing contractors Products Dry-Prime Pumps Submersible Pumps Slurry Pumps Pump Rentals Dewatering Services Customers Construction Mining/Quarry Oil Refinery/Exploration Public Utilities Power Emergency Flood Response

Case Study: N-Pump Evolution 54 Adaptive N-pump N-pump Benefits Self cleaning design minimizes clogging Reduced maintenance and service calls Improved energy efficiency Increased worker safety Reduced wear and longer pump life Benefits Further improved efficiency and non-clogging characteristics of small N-pumps Improved energy efficiency Lower system maintenance costs Longer service intervals 1947 1st Submersible Pump 1978 1st Submersible Propeller Pump 1996 1st Prefabricated Self Cleaning Pump Station 2009 1st LSPM Premium Efficiency Motor 1956 1st Submersible Pump w/ Auto Discharge Connection 1994 World's Largest Submersible Sewage Pump 1997 Revolutionary Flygt N-Pump Technology 2009 Flygt Launches Adaptive N-Pump

Transport Growth Strategy: Flygt Experior



Motors

- IE3 compliant motors

Superior reliability and energy efficiency with improved simplicity in installation and operation by combining:

- World class hydraulics with full Adaptive N range
- Premium efficiency electrical motors
- Intelligent controls with variable speed

Reliability

Energy Efficiency

Simplicity



Controls

- SmartRunTM intelligent control with energy optimization and cleaning cycles
- Pre-programmed product and application data



Hydraulics

- Adaptive N extension

Flygt Experior to be launched at WEFTEC in October '11

55

xylem
Let's Solve Water

Transport Growth Strategy: Dewatering Strong Existing Business & Footprint Proven model Established customer base Broad applications ranging from public utility & industrial water control to emergency and flood control Leverage over 138 depots worldwide Focused on core pumping applications & expanding to pumping services, system supply and rental Geographic Expansion Strategy Leverage Xylem's Strong Position Globally 56

Treatment Michael Kuchenbrod

Treatment Overview

Market Size: $3B

Membrane market adds: ~$500M

Market Growth: ↑ Low Single Digit

Membrane market growth: high teens

2010 Xylem Revenues: $377M

Revenue by Application


Filtration
11%
Disinfection
24%
Biological
65%


Ozonia
ABS
Trojan
Siemens
Xylem
Others

- Broad portfolio & understanding treatment techniques
- Deep application & system expertise
- Track record of energy efficiency innovation
- Strong customer intimacy
- Extensive global footprint

Strong Positions in Attractive Treatment Segments

58

xylem Let's Solve Water

Treatment Plant Overview 59 PRIMARY SECONDARY TERTIARY BIOSOLIDS MANAGEMENT

Treatment Portfolio

Biological

Products
- Aeration Systems
- Sequencing Batch Reactors
- Drum Filters
- Monitoring & Controls
- Mixers & Agitators

Customers
- Public Utilities
- Industrial Facilities

Sanitaire



65%

Disinfection

Products
- Ultraviolet Disinfection
- Ozone Disinfection
- Advanced Oxidation

Customers
- Public Utilities
- Installing contractors
- Power Plants
- Pulp & Paper
- Food Product

WEDECO



24%

Filtration

Products
- Rapid Gravity Media Filtration Systems
- Clarification Systems
- Enhanced nutrient removal systems
- Membrane systems

Customers
- Public Utilities
- Desalination Plants

LEOPOLD



11%

60

xylem
Let's Solve Water

Treatment Growth Strategy: Technology Expansion GE Channel Agreement - UF Membranes Channel Partner for UF Membranes - GE Water UF Membranes a key offering in water and wastewater treatment Partnership with GE gives Xylem a strong product offering to serve our customers wanting membrane technologies Offers XYL entry into a growing, profitable segment with low entry cost Global channel partner with GE Water & Power for Zenon UF Membrane products in key developed and emerging markets 61 Premier UF Membranes with Low Entry Cost

Treatment Growth Strategy: Sustainable Infrastructure Advanced Oxidation Process (AOP) - MiPRO Description Drinking Water/ Water Reuse - Oxidation of Micro pollutants Integrated system containing the components ozone, UV and H2O2-dosing. Ensure removal performance for various micro pollutants with the highest efficiency Customer Value Creation The right Advanced Oxidation Solution for any kind of Micro pollutants Lowest total life cycle cost Flexible solution for individual requirements Utilizes the most efficient path of AOP 62 Tailored treatment for increasingly stringent regulations

Treatment Growth Strategy: Sustainable Infrastructure EE Secondary Treatment 63 Experience allows system optimization better than competition Key competitive advantages Capability to provide energy audits to understand baseline performance Optimize performance by combining in-depth process and product knowledge across 3T's Customer Value Creation Up to 40% savings on energy costs, can equal ~25% of a plant's operating costs Improved process control and ability to adjust process based on real-time feedback

Test Chris McIntire

Test Overview Revenue by Application Industry Leading Platform in Water and Environment 65 Market Size: $2B Market Growth: ^ Mid Single Digits 2010 Xylem Revenues: $117M Well established brands delivering premium products, globally Full range of both state of the art technology and robust applications Demonstrated commitment to customer support Application specialists ensure customer success Xylem #2 with YSI Acquisition Pro Forma for YSI Acquisition Lab Field Ocean/Marine Online

Evolution of Our Analytics Platform 66 Step 1 Step 2 Step 3 Sensor Technologies: Electrochemistry Optical Total Organic Carbon Acoustic Doppler Annual Revenues $300+M

Test Portfolio

Field

Products
- Sensor Networks
- Portable monitors
- Photometers
- Temperature equipment

Key Brands

Customers
- Public Utilities
- Government Agencies
- Process engineers
- Environmental researchers

50%

Lab

Products
- Electrochemistry systems
- Titrators
- Water quality analyzers
- TOC analyzers

Key Brands

Customers
- QA/QC laboratories
- Food & Beverage
- Environmental

30%

Online

Products
- Wastewater monitors
- Drinking Water monitors
- TOC analyzers

Key Brands

Customers
- Public utilities
- Process engineers
- Industry

10%

Ocean/Marine

Products
- Water quality buoys
- Current profilers
- Water quality sensors

Key Brands

Customers
- Oceanographers
- Environmental researchers
- Government agencies

10%

Pro Forma for YSI Acquisition

67

xylem Let's Solve Water

Wastewater Sensor Networks: IQ Sensornet 68 Water Quality system using a sensor network backbone with 17 parameters available for measurement Eases integration with plant control system and eliminates complicated installation Littleton/Englewood WWTP in Colorado has enjoyed reduced operating costs, additional data collection and high reliability Installation has extended monitoring into winter months Enabling Cost Effective Wastewater Treatment

Sensor Networks: Susquehanna River Basin 69 Sentinel Water Quality stations provide spill alert and validate safety of groundwater and surface water supply 50 station monitoring network ensures data coverage across the basin Monitoring the baseline parameters will show evidence of change over the long term (before, during, and after drilling) Protecting Drinking Water Supplies

Sensor Networks: Hudson River Projects 70 20 Water Quality Monitoring Systems 4 Buoy platforms to monitor turbidity dredging activities (PCB clean-up) 9 real time to monitoring water quality stations in the NYC area Ensures rapid response to any permit violations, mitigating environmental damage. Monitoring Environmental Remediation

Sensor Networks: LaGuardia Airport 71 Protecting Natural Waters in Urban Areas Port Authority, NY LaGuardia Airport Continuous Dissolved Oxygen Monitoring to study impact of de-icing fluid on Long Island Sound YSI provides instrumentation and performs monthly service through a maintenance contract

Creating the Future 72 Organic Acquisitions Global Mindset Balanced M&A and Organic Global/Regional Organization Strong Customer Relationships Brand Growth Today Future Globalization (% of Total Revenues) ROW ROW Europe Europe N. A. North America ROW Europe North America Integrating Assets to Create a Global Analytics Leader

Participating in the Global Water Industry... 73 Applied Water Water Treatment Water Transport Water Sources Wastewater Treatment Wastewater Transport Water Infrastructure Test Test Water Transport Water Transport .... Through Two Industry-Aligned Segments

Applied Water Overview 74 Revenue by Application Applications: Building Services, Industrial Water, Irrigation Customers: Residential & Commercial, Industrial Facilities, Agriculture Distribution: Primarily through World-Class Indirect Channels Strong Aftermarket & Replacement Contributions Building Svcs 55% Industrial Water 38% Irrigation 7% Sales ($M) 10.6% 8.7% 11.9% Large Installed Base, Growth Despite Slow New Construction Market Size: $14B 2010 Revenues: $1.3B 2010 Op Margin: 12% Applied Water 41%

Building Services Ken Napolitano

Building Services Overview 76 Revenue by End Market Residential Commercial Strong, longstanding brands & channels Innovation in energy efficiency, reliability, life cycle cost Industry leading customer training support Application expertise drives enhanced solutions Market Size: $8B Market Growth: ^ Low Single Digits 2010 Xylem Revenues: $723M

Building Services Portfolio 77 Broad Offering, Large Installed Base, Application Expertise Customers Developers Building Operators Building Designers HVAC Specialists Contractors Plumbers HVAC - Heating Pressure boosters Fire protection HVAC - Cooling Wastewater Zone Control

Building Services 78 Best in class efficiencies Increasing Adoption Appearance of Green Project Specifications in the US (LEED) High Efficiency Awareness Consumer Interest In Life Cycle Cost Energy Price Escalations High Efficiency Legislation Performance Standards for Pumps and Systems Water Supply eSV Multistage Pumps and Systems HVAC, heating and cooling EcoCirc Circulators Wastewater removal Impact Wastewater Pump Range Global Green Building Macro Trend

Building Services Growth Strategy: Multistage Pumps Flygt N Pump eSV Pump Launched Q4 2010 Benefits Best in class efficiency and product range Available intelligent variable speed controller delivers 10-50% energy savings Lower maintenance costs from ability to replace mechanical seal without removing the motor (<15 min vs. 60+min) On board condition monitoring Recognition Singapore Green Building Council Pump Efficiency Certification, first pump to earn the certification Growing 17% In a Flat Market 79

Building Services Growth Strategy: HVAC Circulators Acquired Q2'09 HVAC High Efficiency Circulators 30%+ CAGR in High Efficiency Segment Global Large Circulator market $800M following Expanding portfolio to take advantage of legislated technology shift Base Laing GmbH U.S. Europe Entry into attractive segment Small High-Eff. Circulators Source: Global Small Circulator Market Goal: $100M by 2016 80

Strategic Partnership Agreement 81 Leading appliance retail chain in China Revenue of more than $15B 1,000 chain stores in more than 300 cities 120,000 employees Expansion into real estate development 100 Commercial Complexes 5 Star Hotels, Office, Residential, Retail 10 Year Plan Green Building design standards Premium Equipment Mindset Shanghai skyline Green Technology in Emerging Markets

Industrial Water Bob Wolpert

Industrial Water Overview Revenue by Application Leisure Marine Food & Beverage General Industrial Core Technologies Leveraged Across Diverse Applications 83 Strong, longstanding brands & channels Wide product offering Global support Innovation in energy efficiency Application expertise Market Size: $4B Market Growth: ^ Low-mid Single Digits 2010 Xylem Revenues: $509M

Industrial Water Portfolio

General

Products
- Multistage Pumps
- End Suction Pumps
- Flexible Impeller Pumps
- Air & Electrical Operated Diaphragm Pumps
- Valves
- Heat Exchangers

Customers
- All Industrial Plants
- OEMs

Core Applications
- Pressure Boosting
- Cooling Water
- Boilers
- Wastewater



73%

Leisure Marine

Products
- Electric Diaphragm Pumps
- Centrifugal Pumps
- Flexible Impeller Pumps
- Waste Systems

Customers
- OEMs
- Aftermarket Channels

Core Applications
- Pressure Boosting
- Engine Cooling Water
- Bilge



18%

Food & Beverage

Products
- Flexible Impeller Pumps
- Air & Electrical Operated Diaphragm Pumps
- Rotary Lobe Pumps
- Membrane Filtration

Customers
- Coca-Cola
- PepsiCo
- Wine Producers
- F&B Processors

Core Applications
- Beverage Dispensing & Cooling
- Fluid & Solids
- Transfer



9%

84

Core Technology Leverage: General Industry Customer: Global Data Center, Singapore Challenge: Design most efficient cooling system against highly variable load Solution: Install platform of 60 eSV pump sets with intelligent variable speed controllers Benefits: 22% energy savings Increased system reliability Reduced maintenance costs 85

Core Technology Leverage: Diaphragm Pumping Solutions Flojet G Series Diaphragm Pumps Patented design Global strategic account process Global supply chain Irrigation and agriculture Construction vehicles Rainwater harvesting Chemical dosing 86 Leading Expert In Beverage Dispensing Pumps Leveraging Technology in Attractive Adjacent Segments Beverage volume and scale provides advantaged cost position Beverage COEs Collaborative partnerships driving innovation & products

Irrigation Bob Wolpert

Irrigation Overview Irrigation Drivers Population Increase Water Availability and Quality Rising Energy Cost Bio-fuel Demand Products Pumps Mixed Flow Pumps Boosting Systems Customers Farmers OEM Irrigation Strategy Expanding the Core Niche Player in Agriculture Essence of Life Initiative 88 Market Size: $2B Market Growth: ^ Mid-high Single Digits 2010 Xylem Revenues: $95M

"Essence of Life" Affordable Irrigation Systems for Emerging Markets Synergistic Emerging Market Focus Hybrid Value Chain Partners Differentiated Product Portfolio Compelling Business Proposition Sustainable Engagement Strategy An innovative pilot to demonstrate how Xylem can meet the water needs of rural populations. Stepper Pump Low Cost Solar Pumps 89

Closing and Q&A Gretchen McClain, CEO & President

A Genuine Water Company
… with an Exciting Future

		Water Infrastructure			Applied Water		
	Water as % of Total Revs	Transport	Treatment	Test	Res/Comm'l	Industrial	Irrigation
Xylem	**>90%**	✓	✓	✓	✓	✓	✓
Danaher	~15%		✓	✓			
Franklin	~85%				✓		✓
Grundfos	~85%	✓			✓	✓	✓
KSB	~25%	✓				✓	✓
Pentair	~50%	✓	✓		✓	✓	✓
Siemens	~5%		✓				
Sulzer (ABS)	~50%	✓	✓				
Thermo	~5%			✓			
Wilo	~30%	✓			✓	✓	

91

92 Q&A

Key Takeaways 93 Strong foundation set for launch as public company A genuine water company with scale Xylem is water's application solution leader Tremendous opportunities for profitable growth High-performing team delivering superior performance Xylem ... Poised to Outperform

94 Thank you for your interest !

Appendix

Xylem Management Team 96 Gretchen W. McClain Chief Executive Officer & President President of ITT's $5.7B Fluid & Motion Control Division Member of the Strategic Council Former President, ITT Residential and Commercial Water Fortune 500 background (Honeywell, ITT) Experience in Engineering, Aerospace, and diverse facets of business As a member of the NASA Team, helped develop and launch the International Space Station Program BS in Mechanical Engineering from the University of Utah Michael T. Speetzen Chief Financial Officer CFO of ITT's $5.7B Fluid & Motion Control Division Private company CFO Experience 18 years of financial management experience in complex and highly engineered manufacturing businesses Fortune 500 background (GE, Honeywell, ITT) Graduate of GE's Financial Management Program BS in Management, emphasis in finance from Purdue University MBA from Thunderbird's School of Global Management

Xylem Management Team 97 Colin Sabol Chief Strategy and Growth Officer VP of Marketing and Business Development for Fluid & Motion Control Division Significant acquisition experience 10 years of experience in the water industry 23 years of experience in global industries Fortune 500 background (GE, ITT) BS in Materials Engineering from Alfred University Robyn Mingle Chief Human Resources Officer VP of Human Resources for Fluid & Motion Control Division More than 20 years of domestic and international human resources experience across multiple industries BS in Psychology/Industrial Relations from Bloomsburg University Master's Degree in Industrial Psychology from the University of Baltimore

Xylem Management Team 98 Angela Buonocore Chief Communications Officer Senior Vice President and Chief Communications Officer for ITT Corp. Member of the Strategic Council Former Vice President, Corporate Communications for The Pepsi Bottling Group Fortune 300 background (Pepsi, IBM, GE, ITT) BS in Advertising from the University of Florida Frank R. Jimenez General Counsel & Secretary VP and General Counsel for ITT Corp. Diverse experience includes General Counsel of the Navy under Presidents Bush and Obama BS from University of Miami Law Degree from Yale Law School MBA from The Wharton School, University of Pennsylvania

Xylem Management Team 99 Mike Kuchenbrod President, Water Solutions President of ITT's China Operations A 23 year veteran of ITT Corp., including leadership positions as President of ITT's Interconnect Solutions, President & GM of Koni shock absorbers, and VP & GM of Cannon Leadership roles in General Management, Business Development and Integration, Engineering and Operations. B.S. in Chemical Engineering from Montana State University Chris McIntire President, Analytics President of ITT's newly acquired and growing Analytics business Prior President & COO of Nova Analytics International experience includes CEO of WTW, a Munich-based company Over 20 years of Analytics industry experience focusing on acquisitions and turnarounds MBA from Northeastern University

Xylem Management Team 100 Ken Napolitano President, Residential & Commercial Water Prior President of ITT's Industrial Process business Leadership roles included VP Sales, designing product strategies, and commercializing business technologies Led manufacturing projects in India & Saudi Arabia BS in Interdisciplinary Engineering and Management from Clarkson University Bob Wolpert President, Flow Control, China & India VP & General Manager of ITT's Interconnect Solutions Leadership experience includes Global VP of Six Sigma / Lean (ITT, Lockheed Martin, DST Systems) BS in Business from the University of Denver MBA from Harvard University

Non-GAAP Measures 101 Management views key performance indicators including revenue, segment operating income and margins, orders growth, and backlog, among others. In addition, we consider certain measures to be useful to management and investors evaluating our operating performance for the periods presented, and provide a tool for evaluating our ongoing operations, liquidity and management of assets. This information can assist investors in assessing our financial performance and measures our ability to generate capital for deployment among competing strategic alternatives and initiatives. These metrics, however, are not measures of financial performance under GAAP and should not be considered a substitute for revenues ,operating income, net income or net cash from continuing operations as determined in accordance with GAAP. We consider the following non-GAAP measures, which may not be comparable to similarly titled measures reported by other companies, to be key performance indicators: "Organic revenue" defined as revenue excluding the impact of foreign currency fluctuations and contributions from acquisitions and divestitures. Divestitures include sales of portion of our business that did not meet the criteria for classification as a discontinued operation or insignificant portions of our business that we did not classify as a discontinued operation. The period-over-period change resulting from foreign currency fluctuations assumes no change in exchange rates from the prior period. "EBITDA" defined as earnings before interest, taxes, depreciation and amortization expense. "Adjusted EBITDA" reflects the adjustment to EBITDA to exclude for one-time separation costs associated with the Xylem spin-off from ITT Corporation. "Adjusted Operating Income" defined as operating income, adjusted to exclude one-time separation costs associated with the Xylem spin-off from ITT Corporation. "Free cash flow" defined as net cash from operating activities, as reported in the Statement of cash Flow, less capital expenditures and other significant items that impact current results which management believes are not related to our ongoing operations and performance. Our definition of free cash flows does not consider non-discretionary cash payments, such as debt.

Non-GAAP Reconciliation: Organic Sales Revenues

Xylem Inc. Non-GAAP Reconciliation
Reported vs. Organic Net Sales
($ Millions)

	(As reported - GAAP)				(As Adjusted - Organic)			
	(A)	(B)			(C)	(D)	(E) = B+C+D	(F) = E/A
Years Ended 2009 & 2008								
	Net Sales 2009	Net Sales 2008	Change 2009 v. 2008	% Change 2009 v. 2008	Acquisitions / Divestitures 2009	FX Contribution 2008	Change Adj. 2009 v. 2008	% Change Adj. 2009 v. 2008
Xylem Inc. – Combined	2,849	3,291	(442)	-13.4%	(7)	158	(291)	-8.8%
Water infrastructure	1,651	1,824	(173)	-9.5%	-	108	(65)	-3.6%
Applied Water	1,254	1,527	(273)	-17.9%	(7)	53	(227)	-14.9%
Years Ended 2010 & 2009								
	Net Sales 2010	Net Sales 2009	Change 2010 v. 2009	% Change 2010 v. 2009	Acquisitions / Divestitures 2010	FX Contribution 2009	Change Adj. 2010 v. 2009	% Change Adj. 2010 v. 2009
Xylem Inc. – Combined	3,202	2,849	353	12.4%	(263)	6	96	3.4%
Water infrastructure	1,930	1,651	279	16.9%	(247)	(8)	24	1.5%
Applied Water	1,327	1,254	73	5.8%	(16)	16	73	5.8%
Six Months Ended June 30, 2011 & 2010								
	Net Sales 6M 2011	Net Sales 6M 2010	Change 2011 v. 2010	% Change 2011 v. 2010	Acquisitions / Divestitures 6M 2011	FX Contribution 6M 2010	Change Adj. 2011 v. 2010	% Change Adj. 2011 v. 2010
Xylem Inc. - Combined	1,861	1,461	400	27.4%	(195)	(78)	127	8.7%
Water infrastructure	1,153	820	333	40.6%	(195)	(62)	76	9.3%
Applied Water	740	669	71	10.6%	-	(18)	53	7.9%

102

xylem
Let's Solve Water

103 Non-GAAP Reconciliation: Adjusted EBITDA Xylem, Inc. Non-GAAP Reconciliation Xylem, Inc. Non-GAAP Reconciliation Xylem, Inc. Non-GAAP Reconciliation Xylem, Inc. Non-GAAP Reconciliation Xylem, Inc. Non-GAAP Reconciliation Xylem, Inc. Non-GAAP Reconciliation Xylem, Inc. Non-GAAP Reconciliation Xylem, Inc. Non-GAAP Reconciliation Xylem, Inc. Non-GAAP Reconciliation Xylem, Inc. Non-GAAP Reconciliation Xylem, Inc. Non-GAAP Reconciliation Xylem, Inc. Non-GAAP Reconciliation Net Income vs. Adjusted EBITDA Net Income vs. Adjusted EBITDA Net Income vs. Adjusted EBITDA Net Income vs. Adjusted EBITDA Net Income vs. Adjusted EBITDA Net Income vs. Adjusted EBITDA Net Income vs. Adjusted EBITDA Net Income vs. Adjusted EBITDA Net Income vs. Adjusted EBITDA Net Income vs. Adjusted EBITDA Net Income vs. Adjusted EBITDA Net Income vs. Adjusted EBITDA For the Six Month Periods Ended June 30, 2011 and 2010 and Years ended 2010, 2009 & 2008 For the Six Month Periods Ended June 30, 2011 and 2010 and Years ended 2010, 2009 & 2008 For the Six Month Periods Ended June 30, 2011 and 2010 and Years ended 2010, 2009 & 2008 For the Six Month Periods Ended June 30, 2011 and 2010 and Years ended 2010, 2009 & 2008 For the Six Month Periods Ended June 30, 2011 and 2010 and Years ended 2010, 2009 & 2008 For the Six Month Periods Ended June 30, 2011 and 2010 and Years ended 2010, 2009 & 2008 For the Six Month Periods Ended June 30, 2011 and 2010 and Years ended 2010, 2009 & 2008 For the Six Month Periods Ended June 30, 2011 and 2010 and Years ended 2010, 2009 & 2008 For the Six Month Periods Ended June 30, 2011 and 2010 and Years ended 2010, 2009 & 2008 For the Six Month Periods Ended June 30, 2011 and 2010 and Years ended 2010, 2009 & 2008 For the Six Month Periods Ended June 30, 2011 and 2010 and Years ended 2010, 2009 & 2008 For the Six Month Periods Ended June 30, 2011 and 2010 and Years ended 2010, 2009 & 2008 ($ Millions) ($ Millions) ($ Millions) ($ Millions) ($ Millions) ($ Millions) ($ Millions) ($ Millions) ($ Millions) ($ Millions) ($ Millions) ($ Millions) 6 Months Ended June 30 6 Months Ended June 30 6 Months Ended June 30 Year Ended Year Ended Year Ended Year Ended Year Ended Year Ended Year Ended 2011 2010 2010 2009 2009 2008 2008 Net Income 150 141 329 263 263 224 224 Income Tax Expense 66 26 59 14 14 88 88 Depreciation & Amortization (1) 73 44 101 79 79 72 72 EBITDA 289 211 489 356 356 384 384 1x Spin-Related Costs 21 - - - - - - Adjusted EBITDA 310 211 489 356 356 384 384 Revenues 1,861 1,461 3,202 2,849 2,849 3,291 3,291 Adjusted EBITDA Margin 16.7% 14.4% 15.3% 12.5% 12.5% 11.7% 11.7% (1) Includes share-based compensation

Non-GAAP Reconciliation: Adjusted Operating Income 104 Xylem Inc. Non-GAAP Reconciliation Xylem Inc. Non-GAAP Reconciliation Xylem Inc. Non-GAAP Reconciliation Xylem Inc. Non-GAAP Reconciliation Operating Income vs. Adjusted Operating Income Operating Income vs. Adjusted Operating Income Operating Income vs. Adjusted Operating Income Operating Income vs. Adjusted Operating Income Six Month Period Ended June 30, 2011 Six Month Period Ended June 30, 2011 Six Month Period Ended June 30, 2011 Six Month Period Ended June 30, 2011 ($ Millions) ($ Millions) ($ Millions) ($ Millions) Six Months Ended Six Months Ended 2011 Operating Income 216 One-Time Separation Costs 21 Adjusted Operating Income 237 Revenues 1,861 Adjusted Operating Margin 12.7%

Non-GAAP Reconciliation: Free Cash Flow

Xylem Inc. Non-GAAP Reconciliation
Net Cash - Operating Activities vs. Free Cash Flow
Years ended 2010, 2009 & 2008
($ Millions)

	Year Ended		
	2010	2009	2008
Net Cash - Operating Activities	395	370	408
Capital Expenditures	(94)	(62)	(67)
Free Cash Flow	301	308	341
Income from Operations	329	263	224
Free Cash Flow Conversion	91.5%	117.1%	152.2%

105

xylem
Let's Solve Water

Quarterly Financial Performance 106 Q1'10 Q2'10 Q3'10 Q4'10 FY'10 Q1'11 Q2'11 Net Sales 686 775 806 935 3,202 890 971 COGS 431 484 497 576 1,988 553 592 Gross Profit 255 291 309 359 1,214 337 379 SG&A 164 170 183 220 737 213 237 R&D 18 17 18 21 74 24 26 Restructuring, net 4 3 1 7 15 - - Op Income 69 101 107 111 388 100 116 Other Non-Op -2 -1 3 0 0 1 (1) Income before Tax 67 100 110 111 388 101 115 Tax 11 15 19 14 59 23 43 Net Income 56 85 91 97 329 78 72 The quarterly financial performance illustrated above is considered preliminary until it has been filed as part of our Annual or Quarterly Reports with the SEC. We plan to file a third quarter report on Form 10-Q in November 2011, which will contain financial performance for the three months ended September 30, 2011 and 2010.